Exhibit 10.10
SUBLEASE AGREEMENT

Effective Date:	February	1	,	2019

Sublessor:	Killian Pacific LLC, a Washington limited liability company

Subtenant:	AbSci, LLC, a Delaware limited liability company
Sublessor and Broadway Investors II, LLC, a Washington limited liability company (“Landlord”), are parties to that certain Hudson Building Office Lease dated August 11, 2016, as the same may be amended from time to time (as amended, the “Master Lease”), under which Landlord leased to Sublessor the space consisting of approximately 7,301 rentable square feet in Suite 350 (the “Premises”), as depicted on Exhibit A-l, in the building with address of 101 E. Sixth Street, Vancouver, Washington 98660 (the “Building”), on the land described in Exhibit A-2, attached hereto. Subtenant wishes to sublease the entire Premises from Sublessor pursuant to the terms of this Sublease Agreement. Landlord and Subtenant are party to that certain Hudson Building Office Lease dated August 11, 2016, as amended from time to time (collectively, the “AbSci Direct Lease”).
AGREEMENT
In consideration of the warranties, covenants, terms and conditions set forth below, the parties agree as follows:
1.    Sublease. Sublessor hereby subleases the entire Premises to Subtenant upon the terms and conditions set forth in this Sublease Agreement. Possession of the Premises shall be delivered to Subtenant in its “as is” condition by Sublessor. Notwithstanding anything to the contrary contained in this Sublease Agreement or the Master Lease, Subtenant shall be required to surrender the Premises at the end of the term of this Sublease Agreement in good condition and repair, in the condition in which it was delivered to Subtenant, reasonable wear and tear excepted; provided, however, Subtenant shall not have any obligation to make any repairs to any portion of the Premises that was out of repair on the date the Premises will be delivered to Subtenant. As an inducement to enter into this Sublease Agreement, provided Subtenant is not in default under this Sublease Agreement, Sublessor shall provide Subtenant with an “Improvement Allowance” in the total amount of Forty Thousand and 00/100 Dollars ($40,000.00) to be used towards the construction costs associated with Subtenant’s improvements in the Premises (“Subtenant’s Work”), which Subtenant’s Work shall be performed in accordance with plans and specifications mutually approved by Sublessor and Subtenant, and shall otherwise be subject to the applicable alterations provisions of this Sublease Agreement and the Master Lease. The Improvement Allowance shall be paid directly to Subtenant within thirty (30) days after (a) Sublessor has received a detailed breakdown of the cost of the Subtenant’s Work, (b) Sublessor has received an affidavit from Subtenant’s contractor stating that all contractors, subcontractors, materialmen, suppliers, architects, engineers, and all other persons performing work or supplying materials and/or services in connection with Subtenant’s Work have been paid in full and have waived all liens and claims arising as a result of such work, (c) Sublessor has received notarized original final unconditional lien waivers for all contractors, subcontractors, materialmen, suppliers and all other persons performing work or supplying materials in connection with Subtenant’s Work, (d) if applicable, the presentation by Subtenant to Sublessor of a certificate of occupancy issued by the appropriate governmental authority indicating that Subtenant’s construction work was performed in accordance with local and state codes, which work must be completed in accordance with the plans approved by Sublessor, (e) Subtenant shall not be in arrears with regard to any rent or other charges which may be due or owing or otherwise in default of this Sublease Agreement or the AbSci Direct Lease, and (f) Subtenant shall have commenced paying Base Rent with respect to the Premises. Notwithstanding anything in the Sublease Agreement to the contrary, if the Sublease Agreement is terminated prior to the Expiration Date (as defined below), Subtenant shall pay to Sublessor a sum equal to the unamortized portion of the Improvement Allowance, calculated on a straight-line basis over the initial term of this Sublease Agreement and including an eight percent (8.00%) per annum interest rate. Any portion of the Improvement Allowance not applied for by Subtenant within nine (9) months of the Commencement Date shall accrue to the sole benefit of Sublessor, it being understood that Subtenant shall not be entitled to any credit, abatement or other concession in connection therewith.

2.    Sublease Subject to Terms of Lease. This Sublease Agreement is subject to each and every term and condition of the Master Lease other than the payment of rent and operating expenses which Subtenant shall pay directly to Sublessor as provided herein, which Master Lease provisions are by reference incorporated into this Sublease Agreement; provided, however, to the extent any provision of the Master Lease conflicts with or is in any way inconsistent with this Sublease Agreement, the provisions of this Sublease Agreement shall control. Notwithstanding anything herein or in the Master Lease to the contrary, Subtenant shall have no option to extend the term of this Sublease nor any right to terminate this Sublease on a date prior to the Expiration Date. Subject to the limitations in the immediately preceding sentence, commencing as of the Commencement Date, Subtenant shall comply with all of the provisions of the Master Lease as if Subtenant were the Tenant thereunder, including, without limitation, the indemnity provisions. Subtenant shall maintain all policies of insurance required by Tenant to be maintained under the Master Lease. Subtenant shall include Sublessor, Landlord, and Landlord’s property manager as an additional insureds on all policies of insurance required by this Sublease Agreement and Master Lease, and provide Sublessor with a documentary proof thereof as required by the Master Lease.
3.    Performance of Tenant’s Obligations. In consideration of this Sublease Agreement, Subtenant shall fully perform each and every obligation of Sublessor with respect to the Premises arising under or in connection with the Master Lease (except to the extent expressly set forth in Section 2 above). Subtenant shall be responsible for all costs associated with adding Subtenant to the directory of the building and at the entry to the Premises.
Any of the following shall constitute an “Event of Default” by Subtenant under this Sublease Agreement (time of performance being of the essence of this Sublease Agreement):
(i)    Subtenant’s failure to pay rent or any other charge under this Sublease Agreement when due.
(ii)    Subtenant’s failure to comply with any other term or condition within ten (10) days following written notice from Sublessor specifying the noncompliance. If such noncompliance cannot be cured within the ten (10)-day period, this provision shall be satisfied if Subtenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to complete correction as soon as possible but not later than ninety (90) days after the date of Sublessor’s notice.
(iii)    Failure of Subtenant to execute the documents described in Section 16.1 or 16.3 of the Master Lease within the time required under such Sections; failure of Subtenant to provide or maintain the insurance required of Subtenant pursuant hereto; or failure of Subtenant to comply with any Laws as required pursuant hereto within twenty-four (24) hours after written demand by Sublessor.
(iv)    Subtenant’s insolvency, business failure, or assignment for the benefit of its creditors. Subtenant’s commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer; or the appointment of a receiver for all or any portion of Subtenant’s properties or financial records
(v)    Assignment or subletting by Subtenant in violation of Section 6 of this Sublease Agreement.
(vi)    Vacation or abandonment of the Premises without the written consent of Sublessor or failure to occupy the Premises within twenty (20) days after Sublessor tenders possession.
(vii)    An Event of Default shall occur under the AbSci Direct Lease.
In addition to the foregoing, an Event of Default under this Sublease Agreement shall be deemed to be a default under the AbSci Direct Lease. Sublessor shall have all of the rights and remedies of Landlord under the Master Lease with respect to any breach by Subtenant of any term or provision of this Sublease Agreement and/or the Master Lease (each an “Event of Default”). Sublessor shall promptly provide to Subtenant any notice of default or breach of Master Lease received by Sublessor from Landlord.
4.    Term. The term of this Sublease Agreement shall be for a period commencing on the date Sublessor delivers possession of the Premises to Subtenant (the “Commencement Date”) and ending June 30, 2024 (the “Expiration Date”). Except as specifically provided below in this Section 4, Sublessor’s failure to deliver possession of the Premises, for any reason whatsoever, shall not constitute Sublessor’s default hereunder, shall not affect the enforceability of this Sublease Agreement nor make it void or voidable, shall not give rise to any right on behalf of Subtenant to terminate this Sublease Agreement, nor Sublessor shall not have any liability to Subtenant for delay in such delivery. Notwithstanding the foregoing, if Sublessor has not delivered possession of the Premises to Subtenant on or before June 30, 2019, Subtenant shall have the right to terminate this Sublease Agreement by providing written notice to Sublessor no later than July 5, 2019. Should Subtenant provide such notice, this Sublease Agreement shall terminate as of the date of such notice. If Subtenant fails to timely provide such notice, this Sublease Agreement shall remain in full force and effect.
5.    Rent Payments. Commencing on the Commencement Date and on the first day of each month thereafter, Subtenant shall pay to Sublessor, monthly Base Rent as set forth in the table below to the address required by Sublessor, and all operating expenses and real property taxes (both as further set forth in the Master Lease) incurred with respect to the Premises. Sublessor shall provide to Subtenant notice of the estimated amount of such operating expenses and real property taxes, which amount shall be added to the Base Rent payable by Subtenant. When Sublessor provides Subtenant notice of the estimated amount of such operating expenses and real property taxes, Sublessor shall provide Subtenant with statements Sublessor received from Landlord. Sublessor may at its option impose a late charge of the greater of $0.05 for each $1 of rent or $50.00 for rent payments made more than ten (10) days after the date such is due in lieu of interest provided under the Master Lease for the first month of delinquency.

Period	Annual Base Rent per RSF	Annual Base Rent	Monthly Base Rent
Commencement Date through 12/31/19	$28.01	$204,501.01	$17,041.75
1/1/20 - 12/31/20	$28.85	$210,633.85	$17,552.82
1/1/21 - 12/31/21	$29.71	$216,912.71	$18,076.06
1/1/22 - 12/31/22	$30.60	$223,420.09	$18,618.34
1/1/23 - 12/31/23	$31.52	$230,122.69	$19,176.89
1/1/24 - 06/30/24	$32.46	$237,026.37	$19,752.20
6.    Assignment and Subletting. Subtenant shall not assign or encumber its interest under this Sublease Agreement or sublet all or any portion of the Premises without first obtaining Sublessor’s consent in writing. This provision shall apply to all transfers by operation of law, and to all mergers and changes in control of Subtenant, all of which shall be deemed assignments for the purposes of this Section. No assignment shall relieve Subtenant of its obligation to pay rent or perform other obligations required by this Sublease Agreement, and no consent to one assignment or subletting shall be a consent to any further assignment or subletting. If Subtenant proposes a subletting or assignment for which Sublessor’s consent is required, Sublessor shall have the option of terminating this Sublease Agreement and dealing directly with the proposed subtenant or assignee, or any third party. Notwithstanding the foregoing, Sublessor may at its sole discretion withhold consent to the subletting or assignment of the Premises to an existing occupant of the Building, to any prospective tenant with which Landlord, Sublessor or Landlord’s or Sublessor’s agents have negotiated within the previous six (6) months, or where any sublease will require any changes to any building systems. Subtenant shall not advertise at a rate which is less than the Building’s listed rate. If Sublessor does not terminate this Sublease Agreement, Sublessor shall not unreasonably withhold its consent to any assignment or subletting provided the effective rental paid by the subtenant or assignee is not less than the current scheduled rental rate of the Building for comparable space and the proposed tenant is compatible with Landlord’s normal standards for the Building. If an assignment or subletting is permitted, any cash net profit, or the net value of any other consideration received by Subtenant as a result of such transaction shall be paid to Sublessor promptly following its receipt by Subtenant. Subtenant shall pay any costs incurred by Sublessor in connection with a request for assignment or subletting, including reasonable attorney fees.

7.    Attorney Fees. If any party to this Sublease Agreement breaches any term of this Sublease Agreement, then any other party shall be entitled to recover all expense of whatever form or nature, costs and attorney fees reasonably incurred to enforce the terms of this Sublease Agreement.
8.    Notices. All communication, notices and demands of any kind which a party may be required or desire to give or to serve upon another party shall be made in writing and shall be deemed to have been fully given when deposited in the United States mail to the addresses set forth below:
Sublessor:    Notices:
To any address required by Landlord from time to time.
Subtenant:    AbSci LLC
101 E. 6th Street, Suite 300
Vancouver, Washington 98660
Attn: Sean McClain
Email: smcclain@abscibio.com
9.    No Release of Sublessor. The parties acknowledge that Sublessor shall not be released from any liability under the Master Lease. Landlord may proceed directly against Sublessor, Subtenant or both for any breach of the Master Lease (but Subtenant shall only be responsible breach of Master Lease to the extent of Subtenant’s obligations under the Master Lease as more particularly described in Section 2 and 3 above).
10.    Furniture. Concurrently with the execution of this Lease, Tenant shall pay Landlord Ten Dollars ($10.00) for the purchase of the Personal Property (as defined in Exhibit B-l to the bill of sale, attached hereto as Exhibit B), and Landlord and Tenant shall execute an “as is” bill of sale with respect to such furniture in the form attached as Exhibit B.
11.    Parking. Subtenant shall be entitled to use sixteen (16) parking spaces in the Building parking garage at the rate established for such parking spaces, so long as Sublessor has the right to provide such spaces in the Building parking garage. Subtenant’s use of such parking spaces shall be subject to all applicable parking provisions of the AbSci Direct Lease.
12.    Letter of Credit.
(a)    General. Concurrently with the execution of this Sublease Agreement, Subtenant must deliver to Sublessor an unconditional, irrevocable standby letter of credit (“Letter of Credit”) which conforms in form and substance to the attached Schedule “1” (or is otherwise reasonably acceptable to Sublessor) and which:
(I)    is issued by a United States federal or state chartered bank (“Issuer”) that: (i) is either a member of the New York Clearing House Association or is a commercial bank or trust company reasonably acceptable to Sublessor, (ii) has total assets of at least $10,000,000,000 as determined in accordance with generally accepted accounting principles consistently applied (“Total Assets”), or such lesser amount as accepted by Sublessor in its sole discretion, and (iii) has a rating (“CAMELS Rating”) of 2 or higher under the Uniform Financial Institutions Rating System (“UFIRS”) adopted by the Federal Financial Institution Council (“FFIEC”) and the Office of Banks and Real Estate, Bureau of Banks and Trust Companies (“Bureau”);
(II)    names Sublessor as beneficiary thereunder;
(III)    has a term ending not less than one (1) year after the date of issuance;
(IV)    automatically renews for one-year periods unless Issuer notifies beneficiary in writing, at least sixty (60) days prior to the expiration date, that Issuer elects not to renew the Letter of Credit;
(V)    provides for payment to beneficiary of immediately available funds (denominated in United States dollars) in the amount of $500,000.00 within three (3) banking days after presentation of the Sight Draft substantially conforming to the form attached as Exhibit “A” to the Letter of Credit;

(VI)    provides that draws may be presented, and are payable, at Issuer’s letterhead office, or by facsimile or email to the addresses set forth on Issuer’s letterhead, if any, or such other facsimile number or email address provided to beneficiary;
(VII)    is payable in sight drafts which only require the beneficiary to state that the draw is payable to the order of beneficiary;
(VIII)    permits partial and multiple draws;
(IX)    permits multiple transfers by beneficiary;
(X)    waives any rights Issuer may have, at law or otherwise, to subrogate to any claims beneficiary may have against applicant or applicant may have against beneficiary; and
(XI)    is governed by International Standby Practices ISP98 (International Chamber of Commerce, Publication No. 590).
The Letter of Credit (as transferred, extended, renewed or replaced) must be maintained during the entire term of this Sublease Agreement, as extended or renewed, and for a period of sixty (60) days thereafter.
(b)    Transfer; Fees. Sublessor may freely transfer the Letter of Credit in connection with an assignment of the Sublease Agreement without: (i) Subtenant’s consent, (ii) restriction on the number of transfers or (iii) condition, other than presentment to Issuer of the original Letter of Credit and a duly executed transfer document conforming to the form attached as Exhibit “B” to the Letter of Credit. Subtenant is solely responsible for any bank fees or charges imposed by Issuer in connection with the issuance of the Letter of Credit or any transfer, renewal, extension or replacement thereof. If Subtenant fails to timely pay such transfer fee, Sublessor may, at its option and without notice to Subtenant, elect to pay any transfer fees to Issuer when due, and upon payment, such amount will become immediately due and payable from Subtenant to Sublessor as Additional Rent under the Sublease Agreement.
(c)    Definition of Draw Event. “Draw Event” means the occurrence of any of the following events:
(I)    Subtenant fails to pay fully any item of Rent as and when due;
(II)    Subtenant: (i) breaches or fails to timely perform any of its other obligations under the Sublease Agreement, (ii) the breach or failure continues for a period of ten (10) days without regard to any cure period granted under the Sublease Agreement and without regard to whether such breach or failure is determined (upon occurrence or at any later time) to be an Event of Default and (iii) Subtenant has either failed to commence cure of the breach or failure or, if cure has been commenced, is not diligently pursuing such cure;
(III)    Subtenant fails to timely cause the Letter of Credit to be renewed or replaced as required in Section 12(e) below;
(IV)    An Issuer Quality Event as described in Section 12(f) below;
(V)    An Event of Default; or
(VI)    Subtenant holds over or remains in possession of the Premises after the expiration of the Term or termination of the Sublease Agreement, without Sublessor’s prior written consent.
(d)    Draw and Use of Draw Proceeds. Immediately upon the occurrence of any one or more Draw Events, and at any time thereafter, Sublessor may draw on the Letter of Credit, in whole or in part (if partial draw is made, Sublessor may make multiple draws), as Sublessor may determine in Sublessor’s sole and absolute discretion. The term “Draw Proceeds” means the cash proceeds of any draw or draws made by Sublessor under the Letter of Credit. Any delays by Sublessor in drawing on the Letter of Credit or using the Draw Proceeds will not constitute a waiver by Sublessor of any of its rights hereunder with respect to the Letter of Credit or the Draw Proceeds. Sublessor will hold the Draw Proceeds in its own name and may co-mingle the Draw Proceeds with other accounts of Sublessor or invest them as Sublessor may determine in its sole and absolute discretion. Issuer’s failure to timely honor a draw request shall be an Event of Default under this Sublease Agreement.
In addition to any other rights and remedies Sublessor may have, Sublessor may in its sole and absolute discretion and at any time, use and apply all or any portion of the Draw Proceeds to pay Sublessor for any one or more of the following:
(I)    Rent or any other sum which is past due, due or becomes due, or to which Sublessor is otherwise entitled under the terms of the Sublease Agreement, whether due to the passage of time, the existence of a default or otherwise (including, without limitation, late payment fees or charges and any amounts which Sublessor is or would be allowed to collect under the Sublease Agreement, and without deducting therefrom any offset for proceeds of any potential reletting or other potential mitigation which has not in fact occurred at the time of the draw);
(II)    any and all amounts incurred or expended by Sublessor in connection with the exercise and pursuit of any one or more of Sublessor’s rights or remedies under the Sublease Agreement, including, without limitation, reasonable attorneys’ fees and costs;
(III)    any and all amounts incurred or expended by Sublessor in obtaining the Draw Proceeds, including, without limitation, reasonable attorneys’ fees and costs; or
(IV)    any and all other damage, injury, expense or liability caused to or incurred by Sublessor as a result of any Event of Default, Draw Event or other breach, failure or default by Subtenant under the Sublease Agreement.
To the extent that Draw Proceeds exceed the amounts so applied, such excess Draw Proceeds will be deemed paid to Sublessor to establish a credit on Sublessor’s books in the amount of such excess, which credit may be applied by Sublessor thereafter (in Sublessor’s sole and absolute discretion), to any of Subtenant’s obligations to Sublessor under the Sublease Agreement as and when they become due. Following any use or application of the Draw Proceeds, Subtenant, if requested by Sublessor in writing, must, within ten (10) days after receipt of Sublessor’s request, cause a replacement Letter of Credit complying with Section 12(a) above to be issued and delivered to Sublessor; provided, however, that the amount of the replacement Letter of Credit will be an amount equal to the original amount of the Letter of Credit (as set forth in Section 12(a)(1) above) less any unapplied Draw Proceeds on the date the replacement Letter of Credit is issued. Upon Sublessor’s receipt of the replacement Letter of Credit, Sublessor will deliver the prior original Letter of Credit to Issuer for cancellation (if not theretofore fully drawn) and any unapplied Draw Proceeds will be applied in accordance with Section 12(d) above.
If it is determined or adjudicated by a court of competent jurisdiction, or any arbitration or other alternative dispute resolution proceeding, that Sublessor was not entitled to draw on the Letter of Credit, Subtenant may, as its sole and exclusive remedy, cause Sublessor to: (i) deliver the prior original Letter of Credit to Issuer for cancellation (if not theretofore fully drawn), (ii) return to Issuer the amount of the Draw Proceeds which the court, or other dispute resolution authority, determines Sublessor was not entitled to draw and (iii) reimburse Subtenant for all out-of-pocket fees, costs and interest expenses actually incurred by Subtenant as a direct result of Sublessor’s draw on the Letter of Credit (including without limitation the costs and expenses of providing a replacement Letter of Credit and any attorneys’ fees and expenses); provided, however, Subtenant may exercise its exclusive remedy only after Subtenant has: (y) cured all defaults under the Sublease Agreement and (z) caused a replacement Letter of Credit complying with Section 12(a) above to be issued and delivered to Sublessor. Sublessor will not be liable for any other actual damages or any indirect, consequential, special or punitive damages incurred by Subtenant in connection with either a draw by Sublessor on the Letter of Credit or the use or application by Sublessor of the Draw Proceeds. Nothing in the Sublease Agreement or in the Letter of Credit will confer upon Subtenant any property rights or interest in any Draw Proceeds.
(e)    Renewal and Replacement. The Letter of Credit must provide that it will be automatically renewed unless Issuer provides written notice of nonrenewal to Sublessor at least sixty (60) days prior to the expiration date of the Letter of Credit. If written notice of nonrenewal is received from Issuer, Subtenant must renew the Letter of Credit or replace it with a new Letter of Credit, at least thirty (30) days prior to the stated expiration date of the then-current Letter of Credit. Any renewal or replacement Letter of Credit must meet the criteria set forth in Section 12(a) above, and must have a term commencing at least one day prior to the stated expiration date of the immediately prior Letter of Credit. Failure to timely provide a renewal or replacement Letter of Credit as provided above will, at Sublessor’s election, be an Event of Default under the Sublease Agreement.
(f)    Issuer Quality Event. If an Issuer Quality Event occurs, Subtenant, upon thirty (30) days advance written notice from Sublessor, must, at its own cost and expense, provide Sublessor with a replacement Letter of Credit meeting all of the requirements of Section 12(a) above. The term “Issuer Quality Event” means the Issuer fails to meet criteria set forth in Section 12(a)(1) above. Failure to timely provide a replacement letter of credit shall, at Landlord’s election, be an Event of Default under this Sublease Agreement.
(g)    Additional Agreements of Subtenant. Subtenant expressly acknowledges and agrees that:
(I)    the Letter of Credit constitutes a separate and independent contract between Sublessor and Issuer, and Subtenant has no right to submit a draw to Issuer under the Letter of Credit;
(II)    Subtenant is not a third-party beneficiary of such contract, and Sublessor’s ability to either draw under the Letter of Credit for the full or any partial amount thereof or to apply Draw Proceeds may not, in any way, be conditioned, restricted, limited, altered, impaired or discharged by virtue of any Laws to the contrary, including, but not limited to, any Laws that restrict, limit, alter, impair, discharge or otherwise affect any liability that Subtenant may have under the Sublease Agreement or any claim that Sublessor has or may have against Subtenant;
(III)    neither the Letter of Credit nor any Draw Proceeds will be or become the property of Subtenant, and Subtenant does not and will not have any property right or interest therein;
(IV)    Subtenant is not entitled to any interest on any Draw Proceeds;
(V)    neither the Letter of Credit nor any Draw Proceeds constitute an advance payment of Rent, security deposit or rental deposit;
(VI)    neither the Letter of Credit nor any Draw Proceeds constitute a measure of Sublessor’s damages resulting from any Draw Event, Event of Default or other breach, failure or default (past, present or future) under the Sublease Agreement; and
(VII)    Subtenant will cooperate with Sublessor, at Subtenant’s own expense, in promptly executing and delivering to Sublessor all modifications, amendments, renewals, extensions and replacements of the Letter of Credit, as Sublessor may reasonably request.
(h)    Restrictions on Subtenant Actions, Subtenant hereby irrevocably waives any and all rights and claims that it may otherwise have at law or in equity, to contest, enjoin, interfere with, restrict or limit, in any way whatsoever, any requests or demands by Sublessor to Issuer for a draw or payment to Sublessor under the Letter of Credit. If Subtenant, or any person or entity on Subtenant’s behalf or at Subtenant’s discretion, brings any proceeding or action to contest, enjoin, interfere with, restrict or limit, in any way whatsoever, any one or more draw requests or payments under the Letter of Credit, Subtenant will be liable for any and all direct and indirect damages resulting therefrom or arising in connection therewith, including, without limitation, reasonable attorneys’ fees and costs. Nothing contained in this Section 12(h) shall preclude Subtenant from instituting legal proceedings against Sublessor for damages in connection with a wrongful draw on the Letter of Credit by Sublessor so long as such legal proceedings do not in any way contest, enjoin, interfere, restrict or limit Sublessor’s draw request under the Letter of Credit.
(i)    Cancellation After End of Term. Provided that no Draw Event, Event of Default, or other breach or default under the Sublease Agreement then exists, Sublessor will deliver the Letter of Credit to the Issuer for cancellation within sixty (60) days after Subtenant surrenders the Premises to Sublessor upon the expiration of the Term.

13.    Extra Utility Usage. If Subtenant uses excessive amounts of utilities or services of any kind because of unusually high demands from office machinery and equipment, nonstandard lighting, or any other similar cause, as determined by Sublessor in its reasonable judgment when compared to other office tenants in the Portland-Vancouver metropolitan area, Sublessor may impose a reasonable charge for supplying such extra utilities or services, which charge shall be payable monthly by Subtenant in conjunction with rent payments. Sublessor reserves the right to (i) install separate meters for any utility and to charge Subtenant for the cost of such installation up to $2,000 per utility, and/or (ii) charge Subtenant for the actual cost of utilities used by it if Sublessor is able to calculate such usage.
14.    Miscellaneous.
(a)    Complete Agreement; No Implied Covenants.
This Sublease Agreement (and the Master Lease to the extent of its incorporation into this Sublease Agreement) constitutes the entire agreement of the parties and supersedes all prior written and oral agreements and representations and there are no implied covenants or other agreements between the parties except as expressly set forth in this Sublease Agreement. Neither Sublessor nor Subtenant is relying on any representations other than those expressly set forth herein.
(b)    Space Leased AS IS.
Unless otherwise stated in this Sublease Agreement, the Premises are leased AS IS in the condition now existing with no alterations or other work to be performed by Sublessor.
(c)    Nonwaiver.
Failure by Sublessor to promptly enforce any regulation, remedy, or right of any kind under this Sublease Agreement shall not constitute a waiver of the same and such right or remedy may be asserted at any time after Sublessor becomes entitled to the benefit thereof notwithstanding delay in enforcement.
(d)    Consent.
Except where otherwise provided in this Sublease Agreement, either party may withhold its consent for any reason or for no reason whenever that party’s consent is required under this Sublease Agreement.
(e)    Force Majeure.
If performance by Sublessor of any portion of this Sublease Agreement is made impossible by any prevention, delay, or stoppage caused by governmental approvals, war, acts of terrorism, strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, governmental actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of Sublessor, performance by Sublessor for a period equal to the period of that prevention, delay, or stoppage is excused.
(f)    Commissions.
Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Sublease Agreement in any manner.
(g)    Successors.
Subject to Section 6, this Sublease Agreement shall bind and inure to the benefit of the parties, their respective heirs, successors, and permitted assigns.
(h)    Financial Reports.
Within ten (10) days after Sublessor’s request, Subtenant will furnish Subtenant’s most recent financial statements to Sublessor. Subtenant will discuss its financial statements with Sublessor and will give Sublessor access to Subtenant’s books and records in order to enable Sublessor to verify the financial statements. Sublessor will not disclose any aspect of Subtenant’s financial statements except (1) to Sublessor’s lenders or prospective purchasers of the Building who have executed a sales contract with Sublessor, (2) in litigation between Sublessor and Subtenant, or (3) if required by court order.
(i)    Waiver of Jury Trial.
To the maximum extent permitted by law, Sublessor and Subtenant each waive right to trial by jury in any litigation arising out of or with respect to this Sublease Agreement.
(j)    Executive Order 13224.
Subtenant hereby certifies all persons or entities holding any legal or beneficial interest whatsoever in Subtenant are not included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended.
(k)    Relocation.
Sublessor shall have the right at any time during the Term of this Sublease Agreement to require the Subtenant to relocate to other space in the Project (hereinafter referred to as “Substitution Space”). The Substitution Space shall have approximately the same rentable square footage as the Premises. If Sublessor desires to exercise such right, Sublessor shall give Subtenant not less than sixty (60) days prior written notification that Subtenant is to relocate to another space. Sublessor shall pay for all reasonable costs directly related to such relocation, including all reasonable costs and expenses related to improving the space with leasehold improvements equal to those then in Subtenant’s Premises. After such relocation, all terms, covenants, conditions, provisions, and agreements of this Sublease Agreement shall continue in full force and effect and shall apply to the Substitution Space except that if the Substitution Space contains more square footage than the presently leased Premises, the monthly rental shall be increased proportionately. If Subtenant shall retain possession of the Premises or any part thereof following the date set for relocation or termination, Subtenant shall be liable to Sublessor, for each day of such retention, for double the amount of the daily rental for the last period prior to the date of such expiration or termination, plus actual damages incurred by Sublessor resulting from delay by Subtenant in surrendering the Premises, including, without limitation, any claims made against Sublessor by any succeeding tenant to the Premises and Sublessor’s costs in taking any action to evict Subtenant from the Premises.
(l)    Confidentiality.
Sublessor and Subtenant shall keep the content and all copies of this Sublease Agreement, all related documents and amendments, and all proposals, materials, information (including but not limited to rental terms, rent abatement, construction allowance, and any other concessions or terms of the business deal), and matters relating hereto strictly confidential and shall not disclose, divulge, disseminate or distribute any of the same, or permit the same to occur, except to the extent reasonably required for proper business purposes by Sublessor’s or Subtenant’s employees, attorneys, agents, insurers, auditors, lenders and permitted successors and assigns (and Sublessor shall obligate any such parties to whom disclosure is permitted to honor the confidentiality provisions hereof) and except as may be required by law or court proceedings. This confidentiality provision shall be binding upon the parties hereto and their respective successor and assigns and shall survive the expiration of this Sublease Agreement. Subtenant and its representatives shall be prohibited from issuing any press release(s) or communicating with the media regarding the proposed or agreed to transaction, in which the Subtenant has not received prior written authorization from Sublessor.
(m)    Mold.
Subtenant shall not allow or permit any conduct or omission at the Premises, or anywhere on Sublessor’s property, that will promote or allow the production or growth of mold, spores, fungus, or any other similar organism (except for non-pathogen microbials that Subtenant uses for business purposes only, and only in compliance with applicable laws), and shall indemnify and hold Sublessor harmless from any claim, demand, cost, and expense (including attorney fees) arising from or caused by Subtenant’s failure to strictly comply with its obligations under this provision.
[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement as of the date set forth above.

SUBLESSOR	KILLIAN PACIFIC LLC, a Washington limited liability company

	By:	/s/ Adam Tyler

	Name:	Adam Tyler

	Title:	Vice President

SUBTENANT	ABSCI, LLC, a Delaware limited liability company

	By:	/s/ Sean McClain

	Name:	Sean McClain

	Title:	CEO

STATE OF WASHINGTON	)
) ss.
County of Clark	)
I certify that _Adam N. Tyler_______________ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the _____Vice President___________ of Killian Pacific LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this __1st___ day of _February____, 2019.

/s/ Lorraine Doyle____________________________ NOTARY PUBLIC STATE OF WASHINGTON MY COMMISSION EXPIRES: _07/01/2019____

STATE OF _Washington__________	)
) ss.
County of __Clark_______	)
I certify that __Sean McClain______________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the ___________CEO_________________ of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.
DATED this _18th____ day of __January_, 2018.

/s/ Sandra C. Spann___________________________ NOTARY PUBLIC STATE OF WASHINGTON MY COMMISSION EXPIRES: _March 22, 2021____

IN WITNESS WHEREOF, Seller and Buyer have caused this Bill of Sale to be executed on the date and year first above written.

SELLER	KILLIAN PACIFIC LLC, a Washington limited liability company

	By:	/s/ Adam Tyler

	Name:	Adam Tyler

	Title:	Vice President

BUYER	ABSCI, LLC, a Delaware limited liability company

	By:	/s/ Sean McClain

	Name:	Sean McClain

	Title:	CEO

EXHIBIT A-1
PREMISES

EXHIBIT A-2
DESCRIPTION OF BUILDING

EXHIBIT B
BILL OF SALE
This Bill of Sale (the “Bill of Sale”) is made and entered into as of ____________ ___, 2019, by and between Killian Pacific LLC, a Washington limited liability company (“Seller”), and AbSci, LLC, a Delaware limited liability company (“Buyer”).
In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration paid by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller does hereby assign, transfer, and convey to Buyer, the furniture located in the space with address of 101 E. Sixth Street, Suite 350, Vancouver, Washington 98660 set forth on Exhibit B-l, attached hereto (the “Personal Property”).
Buyer acknowledges and agrees that, except as set forth in this Bill of Sale, Seller has not made, does not make and specifically disclaims any representations, warranties, Promises, Covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the personal property, (b) the income to be derived from the Personal Property, (C) the suitability of The Personal Property for any and all activities and uses which buyer may conduct thereon, (D) the compliance of or by the Personal Property or its operation with any laws, rules, ordinances or regulations of any Applicable governmental authority or body, (e) the habitability, merchantability or fitness for a particular purpose of the Personal Property, Or (F) any other matter with respect to the Personal Property. Buyer further acknowledges and agrees that, having been given the opportunity to inspect the Personal Property, buyer is relying solely on its own investigation of the Personal Property and not on any information provided or to be provided by Seller, except as specifically provided in the agreement. Buyer further acknowledges and agrees that any information provided or to be provided with respect to the Personal Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information. buyer further acknowledges and agrees that the sale of the personal property as provided for herein is made on an “As Is, Where Is” condition and basis “With All Faults,” as of the Commencement Date (as defined in the Sublease Agreement to which this Bill of Sale is attached (the “Sublease Agreement”)).
Buyer understands that if such Personal Property is removed from the Premises in connection with a determination that Seller does not have title to such fixtures and equipment, Seller shall, as Buyer’s sole remedy, be obligated to repay such Ten and 00/100 Dollars ($10.00) to Buyer. Possession of the Personal Property shall be transferred as of the Commencement Date (as defined in the Sublease Agreement). Seller has the right to use the Personal Property prior to the Commencement Date and shall have no liability to Buyer for any damage, destruction of loss prior to the Commencement Date.
[Signatures on following page.]

EXHIBIT B-1
PERSONAL PROPERTY

SCHEDULE 1
FORM OF LETTER OF CREDIT
IRREVOCABLE STANDBY LETTER OF CREDIT NO LC ___________.
DATE:    ______________ XX, 2018
ISSUING BANK:    WESTERN ALLIANCE BANK
55 ALMADEN BOULEVARD, SUITE 100
SAN JOSE, CA 95113
BENEFICIARY:    KILLIAN PACIFIC LLC
_____________________________
_____________________________
APPLICANT:    ABSCI, LLC
101 E 6TH ST SUITE 300
VANCOUVER, WA 9866
AMOUNT:    USD 500,000.00
EXPIRATION DATE:    TBD
LOCATION:    AT OUR COUNTER IN SAN JOSE, CALIFORNIA
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. LC ____ IN YOUR FAVOR (THE “BENEFICIARY”). THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DRAWING DOCUMENTS:
1.    THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2.    YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.
3.    BENEFICIARY’S DATED AND SIGNED STATEMENT STATING THE FOLLOWING:
“THE UNDERSIGNED IS ENTITLED TO DRAW UPON THIS CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN SUBLEASE AGREEMENT BY AND BETWEEN KILLIAN PACIFIC LLC AND ABSCI, LLC DATED AS OF (AS THE SAME MAY BE MODIFIED, AMENDED OR ASSIGNED).”]
PARTIAL DRAWING AND MULTIPLE PRESENTATIONS ARE ALLOWED.
THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) HERETO, IF ANY, MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY, PROVIDED; HOWEVER, THAT THE REMAINING AMOUNT AVAILABLE HEREUNDER SHALL BE REDUCED BY THE AMOUNT OF THE DRAWINGS.
DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.
PRESENTATION OF SUCH DRAWING DOCUMENTS MAY ALSO BE MADE BY FAX TRANSMISSION TO FAX NO. (408) 275-0362 OR SUCH OTHER FAX NUMBER IDENTIFIED BY ISSUER IN A WRITTEN NOTICE TO YOU. TO THE EXTENT A PRESENTATION IS MADE BY FAX TRANSMISSION, YOU MUST (I) PROVIDE EMAIL NOTIFICATION THEREOF TO ISSUER AT LETTEROFCREDIT-DL@BRIDGEBANK.COM PRIOR TO OR SIMULTANEOUSLY WITH THE SENDING OF SUCH FAX TRANSMISSION AND (II) SEND THE ORIGINAL OF THE DRAWING DOCUMENTS TO ISSUER BY OVERNIGHT COURIER, AT THE SAME TIME TO THE ADDRESS PROVIDED BELOW FOR PRESENTATION OF DOCUMENTS.
IF THE DRAWING DOCUMENTS ARE PRESENTED HEREUNDER BY SIGHT OR FACSIMILE TRANSMISSION AS PERMITTED HEREUNDER, AND PROVIDED THAT SUCH DRAWING DOCUMENTS CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS ON THE THIRD BANKING DAY SUBJECT TO THE BANK’S RECEIPT OF THE ORIGINAL DRAWING DOCUMENTS. IF A DEMAND FOR PAYMENT MADE BY YOU HEREUNDER

DOES NOT, IN ANY INSTANCE, CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE SHALL GIVE YOU NOTICE WITHIN TWO (2) BANKING DAYS THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS THEREFORE AND THAT WE WILL UPON YOUR INSTRUCTIONS HOLD ANY DOCUMENTS AT YOUR DISPOSAL OR RETURN THE SAME TO YOU. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT YOU ARE ENTITLED TO DO SO AND WITHIN THE VALIDITY OF THIS LETTER OF CREDIT.
THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY (ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE) IN ITS ENTIRETY ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT BENEFICIARY CERTIFIES IN THE TRANSFER REQUEST AS THE SUCCESSOR IN INTEREST TO BENEFICIARY (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF CREDIT TRANSFER INSTRUCTIONS (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO). PAYMENT OF OUR TRANSFER COMMISSION IN EFFECT AT THE TIME OF THE TRANSFER IS FOR ACCOUNT OF THE APPLICANT. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK.
THE DATE THIS LETTER OF CREDIT FULLY AND FINALLY EXPIRES, MAY 30, 2024 IS THE “TERMINAL EXPIRY DATE”, IF IT HAS NOT PREVIOUSLY EXPIRED IN ACCORDANCE WITH THE SUCCEEDING PARAGRAPH. NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER THE TERMINAL EXPIRY DATE WILL BE HONORED.
THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A ONE YEAR PERIOD STARTING FROM THE PRESENT EXPIRATION DATE HEREOF, MAY 30, 2024 AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY SUCH EXPIRATION DATE WE HAVE SENT YOU A WRITTEN NOTICE BY COURIER SERVICE OR OVERNIGHT MAIL THAT WE ELECT NOT TO PERMIT THIS LETTER OF CREDIT TO BE SO EXTENDED BEYOND ITS THEN CURRENT EXPIRATION DATE. NO PRESENTATION MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.
THIS LETTER OF CREDIT MAY ALSO BE CANCELLED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY WESTERN ALLIANCE BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY ON COMPANY LETTERHEAD STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.
DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS OF A BANKING DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: WESTERN ALLIANCE BANK, 55 ALMADEN BLVD., SUITE 100, SAN JOSE, CA 95113, U.S.A. ATTENTION: INTERNATIONAL BANKING DIVISION - STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT (THE “BANK’S” OFFICE).
AS USED HEREIN, THE TERM “BANKING DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SAN JOSE, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP98 (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE TERMINAL EXPIRY DATE IS NOT A BANKING DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BANKING DAY.
ALL BANKING CHARGES UNDER THIS LETTER OF CREDIT INCLUDING WIRE REMITTANCE FEE ARE FOR THE ACCOUNT OF THE APPLICANT. ISSUING BANK HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNITY, EXONERATION, CONTRIBUTION OF ANY OTHER CLAIM WHICH APPLICANT MAY NOW OR HEREAFTER HAVE AGAINST BENEFICIARY OR WHICH BENEFICIARY MAY NOW OR HEREAFTER HAVE AGAINST APPLICANT PURSUANT TO THE SUBLEASE AGREEMENT DATED AS OF (AS AMENDED FROM TIME TO

TIME) BETWEEN APPLICANT AND BENEFICIARY AND ANY LEASE DOCUMENTS RELATED THERETO OR OTHER PERSON DIRECTLY OR CONTINGENTLY LIABLE FOR SUCH CLAIMS.
WE HEREBY AGREE WITH YOU THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED BY WESTERN ALLIANCE BANK.
EXCEPT AS FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT WILL BE (I) SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98 (INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590) OR ANY SUBSEQUENT REVISIONS THEREOF; AND (II) SUBJECT TO AND IN FULL COMPLIANCE WITH THE THEN EXISTING SANCTIONS REGULATIONS OF THE OFFICE OF FOREIGN ASSETS CONTROL, UNITED STATES DEPARTMENT OF TREASURY.

WESTERN ALLIANCE BANK

EXECUTIVE VICE PRESIDENT

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE:		REF NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF		US$

US DOLLARS

“DRAWN UNDER WESTERN ALLIANCE BANK, SAN JOSE, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: _____________, DATED: _____________.”

TO:	WESTERN ALLIANCE BANK INTERNATIONAL BANKING 55 ALMADEN BLVD SUITE 100 SAN JOSE, CA, 95113 U.S.A.	KILLIAN PACIFIC LLC (“BENEFICIARY”)
AUTHORIZED SIGNATURE

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1. DATE	ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2. REF NO	YOUR REFERENCE NUMBER, IF ANY.
3. PAY TO THE ORDER OF:	NAME OF BENEFICIARY
4. USS	AMOUNT OF DRAWING IN NUMERIC FIGURES
5. US DOLLARS	AMOUNT OF DRAWING - IN WORDS.
6. LETTER OF CREDIT NUMBER:	OUR STANDBY LETTER OF CREDIT NUMBER
7. DATED:	ISSUANCE DATE OF STANDBY LETTER OF CREDIT
NOTE: BENEFICIARY MUST ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD ENDORSE A CHECK.

EXHIBIT “B”
LETTER OF CREDIT TRANSFER INSTRUCTIONS
TO:    WESTERN ALLIANCE BANK
55 ALMADEN BLVD
SUITE 100
SAN JOSE, CA 95113
U.S.A.
ATTN:    INTERNATIONAL BANKING
(408) 556-8397 DATE:
RE:    WESTERN ALLIANCE BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO._____________
LETTER OF CREDIT DATED:_______________
LADIES AND GENTLEMEN:
FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY (“BENEFICIARY”) HEREBY IRREVOCABLY TRANSFERS TO:
________________________________________________________________________
(NAME OF TRANSFEREE)
________________________________________________________________________
(ADDRESS)
________________________________________________________________________
(CONTACT NAME)
________________________________________________________________________
(TELEPHONE NUMBER^
(“TRANSFEREE”) ALL RIGHTS OF BENEFICIARY UNDER THE ABOVE LETTER OF CREDIT (“LETTER OF CREDIT”) AND TRANSFEREE SHALL HAVE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING WITHOUT LIMITATION SOLE RIGHTS RELATING TO ANY AMENDMENTS THERETO, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. IN CONNECTION WITH THE FOREGOING, BENEFICIARY HEREBY IRREVOCABLY AGREES AND INSTRUCTS YOU
(A)    THAT BENEFICIARY DOES NOT RETAIN ANY RIGHT TO REFUSE TO ALLOW YOU TO ADVISE TRANSFEREE OF ANY AMENDMENT TO THE LETTER OF CREDIT,
(B)    THAT ALL FUTURE AMENDMENTS TO THE LETTER OF CREDIT ARE TO BE ADVISED DIRECTLY TO TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO BENEFICIARY, AND
(C)    THAT THERE WILL BE NO SUBSTITUTION OF BENEFICIARY’S DRAFT(S) AND/OR OTHER DOCUMENTS FOR THOSE PRESENTED TO YOU BY TRANSFEREE.
WE ENCLOSE HEREWITH THE ORIGINAL LETTER OF CREDIT (AND ALL ORIGINAL AMENDMENTS THERETO DATED ON OR PRIOR TO THE DATE OF THESE TRANSFER INSTRUCTIONS) AND, TOGETHER WITH TRANSFEREE, REQUEST THAT YOU TRANSFER THE LETTER OF CREDIT TO
TRANSFEREE BY REISSUING THE LETTER OF CREDIT IN FAVOR OF THE TRANSFEREE WITH PROVISIONS CONSISTENT WITH THE LETTER OF CREDIT. BENEFICIARY AND TRANSFEREE AGREE THAT ANY CHARGES ASSESSED BY YOU IN RELATION TO THIS TRANSFER SHALL BE PAID BY APPLICANT, UNLESS OTHERWISE PROVIDED IN THE LETTER OF CREDIT, AND THAT THIS TRANSFER SHALL NOT BE EFFECTIVE UNLESS AND UNTIL YOU RECEIVE SUCH PAYMENT.

WE WARRANT THAT THE TRANSACTION INVOLVED IS NOT IN VIOLATION OF ANY U.S. FOREIGN ASSETS CONTROL REGULATIONS.
THIS TRANSFER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, ANY DISPUTES WITH RESPECT TO OR ARISING RELATED THERETO SHALL BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE TO WHICH JURISDICTION THE PARTIES HEREBY SUBMIT.]

SIGNATURE AUTHENTICATED

VERY TRULY YOURS,	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(NAME OF BENEFICIARY)
(Name of Beneficiary s Bank)

(Address of Bank)
(AUTHORIZED SIGNATURE)
(City, State, ZIP Code)

(Authorized Name and Title)
ACKNOWLEDGED AND ACCEPTED THIS

_____ DAY OF ________, _______________
(Authorized Signature)

(Telephone number)
(NAME OF TRANSFEREE)

(AUTHORIZED SIGNATURE)

AMENDMENT NO. 1 OF SUBLEASE
This AMENDMENT NO. 1 OF SUBLEASE (this “Amendment”) is made as of July 1 , 2019, between KILLIAN PACIFIC LLC, a Washington limited liability company (“Sublessor”), and ABSCI, LLC, a Delaware limited liability company (“Subtenant”).
RECITALS
A.    Sublessor and Subtenant are parties to that certain Sublease dated February 1, 2019 (the “Sublease”). Pursuant to the Sublease, Sublessor subleases to Subtenant that certain space known as Suite 350 in the building located at 101 E. Sixth St., Vancouver, WA, commonly known as “The Hudson” (as more particularly described in the Sublease, the “Premises”). Capitalized terms in this Amendment shall have the meanings given to them in the Sublease, unless otherwise defined in this Amendment.
B.    Sublessor and Subtenant desire to, among other things, delay the anticipated delivery date of the Premises and extend the Expiration Date, in accordance with the terms and conditions set forth in this Amendment.
AGREEMENT
In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, Sublessor and Subtenant agree as follows:
1.    Amended Term.
A.    Term. Section 4 of the Sublease is hereby deleted and replaced with the following:
Term. The term of this Sublease Agreement shall be for a period commencing on the date Sublessor delivers possession of the Premises to Subtenant (the “Commencement Date”) and ending August 31, 2024 (the “Expiration Date”). Except as specifically provided below in this Section 4, Sublessor’s failure to deliver possession of the Premises, for any reason whatsoever, shall not constitute Sublessor’s default hereunder, shall not affect the enforceability of this Sublease Agreement nor make it void or voidable, shall not give rise to any right on behalf of Subtenant to terminate this Sublease Agreement, nor Sublessor shall not have any liability to Subtenant for delay in such delivery. Notwithstanding the foregoing, if Sublessor has not delivered possession of the Premises to Subtenant on or before August 31, 2019, Subtenant shall have the right to terminate this Sublease Agreement by providing written notice to Sublessor no later than September 5, 2019. Should Subtenant provide such notice, this Sublease Agreement shall terminate as of the date of such notice. If Subtenant fails to timely provide such notice, this Sublease Agreement shall remain in full force and effect.
B.    Rent Tables. “06/30/24” in the rent table set forth in Section 5 of the Sublease is hereby deleted and replaced with “08/31/24”.
24

2.    Pool Table. The parties agree that the existing pool table (the “Pool Table”) shall remain in the Premises as of the Commencement Date and throughout the term of the Sublease. Subtenant shall keep the Pool Table in good condition and repair. The Pool Table shall remain in the Premises at the expiration or earlier termination of the Sublease and Tenant shall surrender the same in the same condition as of the Commencement Date, reasonable wear and tear excepted.
3.    Hudson Conference Room. Subtenant acknowledges that the large conference room, as depicted on Exhibit C attached hereto (the “Hudson Conference Room”), is a part of the Premises. Subtenant acknowledges and agrees that Subtenant shall use reasonable efforts to make the Hudson Conference Room available for use by reservation by other tenants of the Building during hours in which Subtenant is not using the Hudson Conference Room. Throughout the term of the Sublease, Subtenant shall permit the cafe operator in the lobby of the Building, as such operator may change from time to time, to access the kitchenette area in the Hudson Conference Room if required for the operation of the lobby cafe under applicable health code laws, rules and regulations. Furthermore, if the Commencement Date has not occurred prior to August 1, 2019, then Sublessor shall permit Subtenant to have unlimited access to the Hudson Conference Room from August 1, 2019 through the Commencement Date.
4.    Exhibits.
A.    Premises. For clarity’s sake, Exhibit A-l attached hereto shall be deemed Exhibit A-l to the Sublease.
B.    Description of Building. For clarity’s sake, Exhibit A-2 attached hereto shall be deemed Exhibit A-2 to the Sublease.
C.    Bill of Sale. For clarity’s sake, the fully executed Bill of Sale is attached hereto as Exhibit B.
5.    Subtenant Representations. Subtenant represents and warrants that:
A.    Due Authorization. Subtenant has full power and authority to enter into this Amendment without the consent of any other person or entity and the individual signing this Amendment on behalf of Subtenant has the authority to bind the Subtenant to all terms and conditions of this Amendment;
B.    No Assignment. Except for any assignment or sublease consented to in writing by Sublessor prior to the date of this Amendment, if any, Subtenant has not assigned the Sublease or sublet the Premises;
C.    No Default. Subtenant is not in default of the Sublease and Subtenant acknowledges that Sublessor is not in default of the Sublease;
D.    Binding Effect. The Sublease is binding on Subtenant and is in full force and effect, and Subtenant has no defenses to the enforcement of the Sublease; and
E.    Real Estate Brokers. There is no real estate broker or agent who is or may be entitled to any commission or finder’s fee in connection with the representation of
25

Subtenant in this Amendment and Subtenant shall indemnify and hold Sublessor harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys’ fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such Tenant’s discussions, negotiations and/or dealings with any real estate broker or agent.
6.    General Provisions
A.    Attorneys’ Fees. If a suit or an action is instituted in connection with any dispute arising out of this Amendment or the Sublease or to enforce any rights hereunder or thereunder, the prevailing, party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys’ and paralegals’ fees incurred in connection with the preparation for and the participation in any legal proceedings (including, without limitation, any arbitration proceedings or court proceedings, whether at trial or on any appeal or review), in addition to all other costs or damages allowed.
B.    Counterparts; Facsimile and Scanned Email Signatures. This Amendment may be executed in counterparts and when each party has signed and delivered at least one such executed counterpart to the other party, then each such counterpart shall be deemed an original, and, when taken together with the other signed counterpart, shall constitute one agreement which shall be binding upon and effective as to all signatory parties. Facsimile and scanned e-mail signatures shall operate as originals for all purposes under this Amendment.
C.    Effect of Amendment. Except for the modifications to the Sublease set forth in this Amendment, the Sublease is unmodified and remains in full force and effect. To the extent any provision of the Sublease conflicts with or is in any way inconsistent with this Amendment, the Sublease is deemed to conform to the terms and provisions of this Amendment.
D.    Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No amendment, modification or supplement to this Amendment shall be binding upon the parties unless in writing and executed by Sublessor and Subtenant.
E.    Integration. This Amendment contains the entire agreement and understanding of the parties with respect to the matters described herein, and supersedes all prior and contemporaneous agreements between them with respect to such matters.
F.    Submission of Amendment. The submission of this Amendment for examination and negotiation does not constitute an offer to execute this Amendment by Sublessor. This Amendment shall become effective and binding only upon execution and delivery hereof by Sublessor and Subtenant. No act or omission of any officer, employee or agent of Sublessor or Subtenant shall alter, change or modify any of the provisions hereof. Notwithstanding the foregoing, if this Amendment is subject to approval by any lender having a security interest in the Property, it shall not be binding upon Sublessor until such approval is obtained.
[signature page to follow]
26

IN WITNESS WHEREOF, Sublessor and Subtenant have executed this Amendment as of the date first written above.

SUBLESSOR:

KILLIAN PACIFIC LLC, a Washington limited liability company

By:	/s/ Adam N. Tyler
Name:	Adam N. Tyler
Title:	/s/ President

SUBTENANT:

ABSCI, LLC, a Delaware limited liability company

By:	/s/ Sean McClain
Name:	Sean McClain
Title:	CEO

STATE OF WASHINGTON         )
) ss.
County of Clark                            )
I certify that    Adam Tyler       appeared personally before me and that I know or have satisfactory evidence that S signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President         of Killian Pacific LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this 1st        day of  July            , 2019.

/s/ Shannon E. Donnelly
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	2/18/2023

STATE OF Washington                )
) ss.
County of Clark           )
I certify that  Sean McClain          appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the CEO of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.
DATED this 1st           day of July            , 2019.

/s/ Shannon E. Donnelly
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	2/18/2023

EXHIBIT A-2
DESCRIPTION OF BUILDING

PARCEL A
Lots 3 and 4, Block 24, CITY OF VANCOUVER, commonly known as East Vancouver, according to the plat thereof, recorded in Volume ‘C of plats, page 070, records of Clark County, Washington.
EXCEPT that portion described as follows:
BEGINNING at a point on the Easterly line of Main Street, 75 feet and 4 inches South of the Northwest corner of our two-story brick building on the Northwest corner of Block 24, East side of Mam Street, in said City of Vancouver, said Northwest comer of said two-story brick building being also the Southeast corner of Main and Sixth Streets in said City: and running thence East 100 feet, thence South 25 feet and 8 inches, to the Northern boundary line of the premises of Robert Wolf; thence West along said boundary line 100 feet to said Easterly line of Mam Street, thence North along said Easterly line 25 feet and 8 inches to the Place of Beginning.
PARCEL B
That portion of Lots 3 and 4, Block 24, East Vancouver, also known as City of Vancouver, according to the plat thereof, recorded in Book ‘C of plats, Page 70. records of Clark County, Washington, described as follows:
BEGINNING AT a point on the Easterly line of Main Street, 75 feet, 4 inches South of the Northwest corner of Sohn’s two-story brick building on the Northwest corner of Block 24, on the East side of Mam Street, in Vancouver, Washington, said Northwest comer of said two-story brick building being also the Southeast corner of Main Street and Sixth Street in the City of Vancouver; thence East 100 feet, thence South 25 feet, 8 inches to the Northerly boundary of the premises of Robert Wolf as established by agreement recorded in Volume V, at Page 138, records of said County; thence West along the Northerly boundary 100 feet to the Easterly line of Mam Street; thence North along said Easterly line of Main Street 25 feet, 8 inches to the POINT of Beginning.
PARCEL C
Lots 5 and 6, Block 24, CITY OF VANCOUVER, commonly known as EAST VANCOUVER, according to the plat thereof, recorded in Volume ‘C* of Plats, page 70, and as recorded in Volume D’ of Plats, page 20, records of Clark County, Washington.
TOGETHER WITH that portion of East Fifth Street adjoining as vacated by Ordinance No 1590 of the City of Vancouver.

EXHIBIT B
BILL OF SALE
This Bill of Sale (the “Bill of Sale”) is made and entered into as of February 1, 2019, by and between Killian Pacific LLC, a Washington limited liability company (“Seller”), and AbSci, LLC, a Delaware limited liability company (“Buyer”).
In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration paid by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller does hereby assign, transfer, and convey to Buyer, the furniture located in the space with address of 101 E. Sixth Street, Suite 350, Vancouver, Washington 98660 set forth on Exhibit B-l, attached hereto (the “Personal Property”).
BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH IN THIS BILL OF SALE, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE NATURE, QUALITY OR CONDITIONS OF THE PERSONAL PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PERSONAL PROPERTY, (C) THE SUITABILITY OF THE PERSONAL PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PERSONAL PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PERSONAL PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PERSONAL PROPERTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PERSONAL PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PERSONAL PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER, EXCEPT AS SPECIFICALLY PROVIDED IN THE AGREEMENT. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PERSONAL PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THE SALE OF THE PERSONAL PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS IS, WHERE IS” CONDITION AND BASIS “WITH ALL FAULTS,” AS OF THE COMMENCEMENT DATE (AS DEFINED IN THE SUBLEASE AGREEMENT TO WHICH THIS BILL OF SALE IS ATTACHED (THE “SUBLEASE AGREEMENT”)).
Buyer understands that if such Personal Property is removed from the Premises in connection with a determination that Seller does not have title to such fixtures and equipment, Seller shall, as Buyer’s sole remedy, be obligated to repay such Ten and 00/100 Dollars ($10.00) to Buyer. Possession of the Personal Property shall be transferred as of the Commencement Date (as defined in the Sublease Agreement). Seller has the right to use the Personal Property prior to the Commencement Date and shall have no liability to Buyer for any damage, destruction of loss prior to the Commencement Date.
[Signatures on following page.]

IN WITNESS WHEREOF, Seller and Buyer have caused this Bill of Sale to be executed on the date and year first above written.

SELLER	KILLIAN PACIFIC LLC, a Washington limited liability company

By:

Name:

Title:

BUYER	ABSCI, LLC, a Delaware limited liability company

By:

Name:

Title:

EXHIBIT B-1
PERSONAL PROPERTY
Reception Area
1 yellow couch
1 rainbow colored rug
1 large reception custom desk with Columbia River design
1 wooden coffee table (in front of yellow couch)
1 counter height table and 2 counter height grey chairs
1 large black chair (zipper on back)
SE Side of Office
1 desk with partition
Small Phone Booth 1
1 counter height table
1 saddle chair
Small Phone Booth 2
1 counter height table
1 saddle chair
Kitchen
8 black backless bar stools
Main Meeting Area adjacent to Kitchen
Two mounted TVs
Small Phone Booth 1
1 counter height table
1 saddle chair
Private Office 1

1 oak colored sit stand desk
Private Office 2
1 oak colored sit stand desk
Private Office 3
1 oak colored sit stand desk
Private Office 4
1 walnut colored sit stand desk
Sitting Area adjacent to Hudson Conference Room
1 blue couch
2 tan leather chairs
1 black char
1 accent wood table
4 accent white tables
Hudson Conference Room
1 large conference table
1 desk with castors
14 blue chairs